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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 2, 2004


                       HAIGHTS CROSS COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


        Delaware                        333-109381              13-4087398
(State or other jurisdiction      (Commission file number)     (IRS employer
     of incorporation)                                       identification no.)


                          10 New King Street, Suite 102
                          White Plains, New York 10604
               (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (914) 289-9400


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ITEM 5.  OTHER EVENTS.

         On February 2, 2004, Haights Cross Communications, Inc. (the "Company") announced in a press release that it had completed an offering of senior discount notes. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release of Haights Cross Communications, Inc. issued on February 2, 2004


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HAIGHTS CROSS COMMUNICATIONS, INC.



Date:  February 2, 2004                     By: /s/ Paul J. Crecca
                                               -------------------------------
                                                 Paul J. Crecca
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
99.1             Press Release of Haights Cross Communications, Inc. issued on
                 February 2, 2004